SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 6, 2005
FLOWSERVE CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 443 — 6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
Signature
Exhibit Index
Limited Waiver and Amendment No. 4 to Receivables Purchase Agreement
Waiver to Receivables Purchase Agreement
Waiver and Amendment No. 5 to Receivables Purchase Agreement

Item 1.01. Entry into a Material Definitive Agreement.
     On October 6, 2005, Flowserve Corporation, a New York corporation (the “Company”), Flowserve Receivables Corporation, a subsidiary of the Company, and Flowserve US Inc., a subsidiary of the Company, entered into a Waiver and Amendment No. 5 (the “Amendment”) relating to (1) that certain Receivables Purchase Agreement dated as of October 7, 2004 (as amended, the “Receivables Purchase Agreement”) with the funding sources named in the Receivables Purchase Agreement (collectively, the “Financial Institutions”) and Jupiter Securitization Corporation (together with the Financial Institutions, the “Purchasers”), and J.P. Morgan Chase Bank, N.A., as agent for the Purchasers (the “Agent”), and (2) that certain Receivables Sale Agreement dated October 7, 2004 and that certain Performance Undertaking dated October 7, 2004 that were executed pursuant to the Receivables Purchase Agreement (collectively, the “Receivables Agreements”).
     The Amendment, among other things:
•	extends the Liquidity Termination Date (as such term is defined in the Receivables Purchase Agreement) under Exhibit I of the Receivables Purchase Agreement from October 6, 2005 to December 6, 2005; and

•	provides for a waiver by the Purchasers and the Agent regarding compliance of the loss ratio under the Receivables Purchase Agreement for the three months ended August 31, 2005.
     The above discussion of the Amendment is a summary description of certain amendments and waivers to the Receivables Agreements and is qualified in its entirety by the terms and conditions of the Amendment. For complete descriptions of the terms and conditions summarized in this report, reference is made to the Amendment attached hereto as Exhibit 10.3 and incorporated herein by reference. The filing of this report does not constitute a conclusion regarding the materiality of the agreements described or referenced herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1	Limited Waiver and Amendment No. 4 to Receivables Purchase Agreement, dated August 12, 2005, entered into by and among Flowserve Corporation, Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.2	Waiver to Receivables Purchase Agreement, dated September 15, 2005, entered into by and among Flowserve Corporation, Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.3	Waiver and Amendment No. 5 to Receivables Purchase Agreement, dated October 6, 2005, entered into by and among Flowserve Corporation, Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION
By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: October 13, 2005

Exhibit Index

Exhibit
Number	Description

10.1	Limited Waiver and Amendment No. 4 to Receivables Purchase Agreement, dated August 12, 2005, entered into by and among Flowserve Corporation, Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.2	Waiver to Receivables Purchase Agreement, dated September 15, 2005, entered into by and among Flowserve Corporation, Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.

10.3	Waiver and Amendment No. 5 to Receivables Purchase Agreement, dated October 6, 2005, entered into by and among Flowserve Corporation, Flowserve Receivables Corporation, Flowserve US Inc., the funding sources named therein, Jupiter Securitization Corporation and J.P. Morgan Chase Bank, N.A. as agent for the purchasers.